                        WCOLLECT.COM, INC.
                      A Florida Corporation
-------------------------------------------------------------------

February 18, 1999


ARTWORKS INTERNATIONAL CORP.
a Barbados International Business Company

- and to -

EACH OF THE SHAREHOLDERS OF
ARTWORKS INTERNATIONAL CORP.

Dear Sirs:

Re:	WCOLLECT.COM, INC. (the "Company")
-	Offer to Acquire 100% of Artworks International Corp., a
Barbados international business company ("Artworks")
------------------------------------------------------------------

We write to set out the offer of the Company to each of you, as the holders of all of the issued and outstanding shares of Artworks (each a "Shareholder" and together the "Shareholders") to acquire all of the issued and outstanding shares of Artworks (the "Artworks Shares").

This offer is on the terms and is subject to the conditions set forth in this letter. If this offer is acceptable, we ask that you indicate your agreement by signing this letter where indicated below, completing the required information and returning an
executed copy to us.   This offer is open for acceptance until
12:00 p.m. (Pacific Time) on February 19, 1999 (the "Expiry Time"), at which time this offer will terminate unless extended in writing.
 The offer is conditional upon acceptance by all of the Shareholders.

The Company's offer is as follows:

1. 	Offer to Purchase
      -----------------

The Company offers to purchase from the Shareholders all of the Artworks Shares on the terms and subject to the conditions set forth in this offer.

2.	Payment for the Artworks Shares
      -------------------------------

Upon acceptance, the Company will issue to the Shareholders a total of 375,000 common shares of the Company (each a "Company Share" and together, the "Company Shares") in consideration for the Artworks
Shares.   The number of Company Shares issued to each Shareholder
will equal the percentage interest of the Artworks Shares held by the Shareholder of the total Artworks Shares outstanding, multiplied by the total number of Company Shares to be issued, as more particularly set forth in Schedule A to this Agreement.

Each Shareholder acknowledges and agrees that the Company Shares are being issued pursuant to available exemptions from the prospectus and registration requirements of each of the Securities Act (British Columbia) and the United States Securities Act of 1933. Each Shareholder agrees to abide by all applicable resale restrictions and hold periods imposed by such statutes.

All shares certificates representing the Company Shares will be endorsed with the following legend pursuant to the United States
Securities Act of 1933 and the British Columbia Securities Act:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE
BEING OFFERED AND SOLD ONLY TO ACCREDITED INVESTORS IN
RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION
REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE
REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED
UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE
PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH
REGISTRATION.  THE SECURITIES REPRESENTED BY THIS SHARE
CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE
TRADED IN BRITISH COLUMBIA UNTIL THE EXPIRY OF THE HOLD
PERIOD EXCEPT AS PERMITTED BY THE SECURITIES ACT BRITISH
COLUMBIA) AND THE REGULATIONS MADE UNDER THE ACT.

Each Shareholder acknowledges that the Company may issue prior to the Closing Date a total of up to 700,000 common shares at a price of $1.00 per share for proceeds of $700,000 US. Each Shareholder consents to these issuances of shares that may be completed prior to or after Closing, and agrees the Company has no obligation to complete these share issuances.


3.	Closing Date
      ------------

The date of the closing of the purchase and sale of the Artworks
Shares will be the 19th day of February, 1999 (the "Closing Date").

4.	Representations and Warranties of Artworks and the Shareholder
      --------------------------------------------------------------

The Company's purchase will be based on the joint and several representations and warranties by Artworks and each Shareholder, jointly and severally, which will survive closing, that:

(A)	Artworks is a limited liability corporation duly
organized, validly existing and in good standing under the laws of Barbados;

(B)	the Artworks Shares are owned by each Shareholder free
and clear of all liens, charges, encumbrances and security interests;

(C)	the Shareholders are the sole shareholders of Artworks.;

(D)	the Shareholder is a resident of the jurisdiction
indicated on the execution page of this Agreement;

(E)	except as set forth in Schedule B to this Agreement,
Artworks has no indebtedness, debt or other liability to any Shareholder;

(F)	the directors of Artworks consist of Stewart Irvine,
Robin Hendry and John Meyers and the officers of Artworks consist of Stewart Irvine as President and Brian Hendry as Secretary;

(G)	except as set forth in Schedule C to this Agreement, no
person has any option, warrant or other right to acquire any shares of Artwork or any interest in the assets or property of Artworks;

(H)	Artworks is the owner of all assets required for the
conduct of its business as disclosed in its financial statements, in its business plan and as represented to the Company. The Shareholders are not the owners of any assets used by Artworks in the conduct of its business or necessary for the completion of the business plan of Artworks;

(I)	the liabilities and indebtedness of Artworks do not
exceed the amount set forth in the Financial Statements and there will not be any increase in such liabilities prior to the Closing Date other than in the ordinary course of business;

(J)	except as provided for in Schedule D to this Agreement,
all assets of Artworks are owned by Artworks free and clear of all liens, charges and other financial encumbrances;


(K)	the books and records of Artworks fairly and correctly
set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial position of Artworks as at the date hereof, and all material financial transactions of Artworks relating to its business have been accurately recorded in such books and records;

(L)	the balance sheet of Artworks as at @, 1999 and the
income statement of Artworks for the period from @, 1998 to @, 1999 (the "Financial Statements") as attached hereto, present fairly and correctly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of Artworks as at the date thereof and there will not be, prior to the Closing Date, any increase in such liabilities or other material change other than in the ordinary course of business;

(M)	the business of Artworks has been carried on in the
ordinary and normal course by Artworks since the date of financial statements;

(N)	except as disclosed in the schedules to this Agreement,
Artworks is not in material default or breach of any agreements to which it is a party and there exists no state of facts which after notice or lapse of time or both which would constitute a default or breach of any such agreements;

(O)	there are no actions, suits or proceedings pending or
threatened against or affecting Artworks and the Shareholders are not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success;

(P)	Artworks owns all intellectual property, including
patents, trademarks, copyrights and confidential information, as required to conduct its business in accordance with its business plan and promotional material.


5.	Representations and Warranties of The Company
      ---------------------------------------------

The Company represents and warrants to the Shareholders that:

(A)	the Company is a corporation duly organized, validly
existing and in good standing under the laws of the State of Florida;

(B)	upon issue, the Company Shares will be fully paid and
non-assessable shares in the capital of the Company;


(C)	the authorized capital of the Company consists of
50,000,000 shares of common stock, par value of $0.001 per share (the "Common Stock"), of which 7,375,000 shares of Common Stock have been issued and are outstanding as of the date of this Agreement;

(D)	with the exception of incentive stock options to purchase
800,000 shares of common stock of the Company granted to officers, directors, employees and consultants of the Company, no person has any option, warrant or other right to acquire any shares of the Company, except as disclosed in this Agreement;

(E)	the Company entered into an agreement dated February 1,
1999 with Stewart Irvine and MindCorp, LLC whereby the
Company agreed to acquire MindCorp from Irvine;

(F)	the Company does not have any liabilities or
indebtedness to any party, other than obligations occurred in connection with the acquisition of MindCorp;

(G)	there are no actions, suits or proceedings pending or
threatened against or affecting the Company and the Company is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success

(H)	the shares of Common Stock of the Company are traded on
the NASD OTC Bulletin Board and the Company is in compliance with all applicable United States securities laws.


6.	Conditions Precedent to Closing
      -------------------------------

The Company's obligation to complete the purchase of the Artworks
Shares is subject to each of the following conditions:

(A)	all representations and warranties of each Shareholder
will be true and correct in all material respects on the Closing Date;

(B)	there shall have been no material adverse change to the
business of Artworks between the date of acceptance and the Closing Date;

(C)	each Shareholder will have made the deliveries
contemplated in this offer on the Closing Date;

(D)	all books, accounting records, legal documentation,
financial statements, material contracts relating to Artworks or authority over such books, accounting records, legal documentation, financial statements and material contracts will have been delivered to the Company prior to or on the Closing Date.


Each Shareholder's obligation to complete the sale of its Artworks Shares to the Company is subject to each of the following conditions:

(A)	all representations and warranties of the Company will be
true and correct in all material respects on the Closing
Date;

(B)	the Company will have made the deliveries contemplated in
this offer on the Closing Date.


7.	Closing Deliveries
      ------------------

On the Closing Date, each Shareholder will deliver to the Company:

(A)	all executed documents and assignments necessary to
transfer the Artworks Shares held by the Shareholder to the Company;

(B)	written confirmation by each Shareholder, in his
individual, as to the truth and correctness of the representations and warranties of the Shareholder as of the Closing Date;

(C)	a release, in the form attached hereto as Schedule E,
executed by each of the Shareholders and Artworks;

(D)	all other corporate resolutions, agreements, assignments,
consents and documentation as deemed necessary by the Company's solicitors to give effect to the transactions contemplated by this agreement in accordance with accepted commercial practice.

On the Closing Date, the Company will deliver to each Shareholder the certificates representing the Company Shares to which the Shareholder is entitled, with the legend contemplated by this Agreement endorsed upon the share certificates.

8.	Acceptance
      ----------

If the Shareholder wishes to accept this offer, the Shareholder must:

(A) execute this offer where indicated below;

(B) complete all information;

(C) deliver a copy of the Shareholder's acceptance to the Company by no later than 12:00 p.m. (Pacific Time) on February 19, 1999.


This Offer may be accepted by the Shareholders in counterparts.


Yours truly,

WCOLLECT.COM, INC.
by its Authorized Signatory:

Per:	\s\ Stewart Irvine
________________________
President and Director


This offer is accepted and agreed to this 28th day of February,
                                          ----        ---------
1999.

ARTWORKS INTERNATIONAL CORP.
by its authorized signatory:

\s\ Stewart Irvine
____________________________
President


SIGNATURE OF ACCEPTING SHAREHOLDER:	\s\ Stewart Irvine

NAME OF ACCEPTING SHAREHOLDER:          STEWART IRVINE

NUMBER OF SHARES OF ARTWORKS HELD:      525

ADDRESS OF ACCEPTING SHAREHOLDER:       West Vancouver, BC

JURISDICTION OF ACCEPTING SHAREHOLDER:  BC

SIGNATURE OF ACCEPTING SHAREHOLDER: \s\ Robin Hendry

NAME OF ACCEPTING SHAREHOLDER:          ROBIN HENDRY

NUMBER OF SHARES OF ARTWORKS HELD:      350

ADDRESS OF ACCEPTING SHAREHOLDER:       Comrie Wood Contin

                                 By Strathpeffr Rossshire Scotland

JURISDICTION OF ACCEPTING SHAREHOLDER:

SIGNATURE OF ACCEPTING SHAREHOLDER:	\s\ Raymond Spence"

NAME OF ACCEPTING SHAREHOLDER:          RAYMOND SPENCE

NUMBER OF SHARES OF ARTWORKS HELD: 	    50

ADDRESS OF ACCEPTING SHAREHOLDER:       141 E. 47th Ave
                                        Vancouver, BC

JURISDICTION OF ACCEPTING SHAREHOLDER:  BC

SIGNATURE OF ACCEPTING SHAREHOLDER: \s\ Richard Blank

NAME OF ACCEPTING SHAREHOLDER:          RICHARD BLANK

NUMBER OF SHARES OF ARTWORKS HELD:      45

ADDRESS OF ACCEPTING SHAREHOLDER:       57 Touchstone Way
                                        Millwood, New York 10546

JURISDICTION OF ACCEPTING SHAREHOLDER:  New York

SIGNATURE OF ACCEPTING SHAREHOLDER: \s\ Scott Lanoff

NAME OF ACCEPTING SHAREHOLDER:          SCOTT LANOFF

NUMBER OF SHARES OF ARTWORKS HELD:      30

ADDRESS OF ACCEPTING SHAREHOLDER:       30 E. 9th St.
                                        NY, NY  10003

JURISDICTION OF ACCEPTING SHAREHOLDER:

                            SCHEDULE A

  to the Artworks Acquisition Agreement dated February 19, 1999


Name of Artworks Shareholder              Number of Shares
----------------------------              ----------------
Stewart Irvine                            196,875

Robin Hendry                              131,250

Raymond Spence                             18,750

Richard Blank                              15,000

Scott Lanoff                               13,125

                            SCHEDULE B

  to the Artworks Acquisition Agreement dated February 18, 1999



By agreement entered into with Artworks and Robin Hendry certain sums were to be paid to Robin Hendry out of the revenues generated by sales of posters; as well as certain sums were agreed to be paid to various parties; By virtue of the share issuances completed under the terms of this agreement as consideration therefor, Robin Hendry and the other shareholders provide the form of release attached as a closing document to the share issuances.

                            SCHEDULE C

  to the Artworks Acquisition Agreement dated February 18, 1999



                     FORM OF RELEASE ATTACHED

             MUTUAL GENERAL RELEASE OF ALL CLAIMS


WHEREAS:

1.  	By virtue of the acquisition by WCollect.Com, Inc., a
Florida Corporation, of the shares in Artworks International
Corp. owned by the signatories to this release, the parties hereto agreed in an agreement dated February 18, 1999 that all matters as between Artworks and themselves personally and/or corporately were to be finalized and completed, full consideration therefore being delivery of the shares in WCollect.Com, Inc. in exchange for the shares in Artworks (the "Agreement");

NOW THEREFORE by these presents, Stewart Irvine, Robin Hendry, Raymond Spence, Richard Blank and Scott Lanoff (collectively herein called Shareholders) for and in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) HEREBY REMISE, RELEASE AND FOREVER DISCHARGE each other and Artworks International Corp. of and from any and all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, covenants, contracts, undertakings, claims, loss, expenses (including solicitors fees and disbursements on a solicitor and his own client basis), and damages, of every nature and kind whatsoever, at law or in equity, which the Shareholders ever had or now has, or which the Shareholders shall or may have by reason of any matter, thing or cause whatsoever existing up to the present time at all and any and all covenants and agreements otherwise binding upon them in connection with or arising out of the creation and operation of Artworks, any and all agreements between Artworks and any or all of the Shareholders, including any agreements giving rise to any indebtedness of Artworks to any of the Shareholders, and the transfer by the Shareholders to Artworks of assets in consideration for any shareholders loans or shares of Artworks.

FURTHER THEREFORE by these presents, for and in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) Artworks International Corp. HEREBY REMISES, RELEASES AND FOREVER DISCHARGES the Shareholders as hereinbefore defined jointly and severally of and from any and all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, covenants, contracts, undertakings, claims, loss, expenses (including solicitors fees and disbursements on a solicitor and his own client basis), and damages, of every nature and kind whatsoever, at law or in equity, which Artworks ever had or now has, or which Artworks shall or may have by reason of any matter, thing or cause whatsoever existing up to the present time at all and any and all covenants and agreements otherwise binding upon them in connection with or arising out of the creation and operation of Artworks, any and all agreements between Artworks and the Shareholders and the transfer by the Shareholders to Artworks of assets in consideration for any shareholders loans or shares of Artworks.

This Release shall be binding upon all of the parties hereto and their respective heirs, executors, administrators, successors and assigns and it shall endure to the benefit of all parties.

This Release may be executed in counterparts, and such parts if more than one, when taken together, shall be deemed to constitute on completely executed Release.

IN WITNESS WHEREOF Artworks International Corp by its authorized signatory and the Shareholders have duty executed this Release at Vancouver, British Columbia, this 28 day of February, 1999.

ARTWORKS INTERNATIONAL CORP.              )
By its authorized signatory:              )
                                          )
\s\ Stewart Irvine                        )
_________________________________         )
Signature of Authorized Signatory         )
                                          )
                                          )
_________________________________         )
Name of Authorized Signatory              )



SIGNED, SEALED AND DELIVERED	          )
BY Stewart Irvine in the presence of:     )
                                          )
\s\ Doug Sarkissian                       )
__________________________________        )
Signature                                 )

Doug Sarkissian                           )     \s\ Stewart Irvine
__________________________________        )     __________________
Name					  )	STEWART IRVINE
					  )
307 1497 Marine Dr.                       )
__________________________________        )
Address					  )
					  )
W.Vancouver, BC                           )
__________________________________        )


SIGNED, SEALED AND DELIVERED	          )
BY Robin Hendry in the presence of:       )
                                          )
                                          )
__________________________________        )
Signature                                 )
                                          )
Fraser Hill                               )     \s\ Robin Hendry
__________________________________        )     _________________
Name					  )	Robin Hendry
					  )
Little Scatwell                           )
__________________________________        )
Address					  )
					  )
Ross-shire  1V149EW                       )
__________________________________        )
all parties.

This Release may be executed in counterparts, and such parts if more than one, when taken together, shall be deemed to constitute on completely executed Release.

IN WITNESS WHEREOF Artworks International Corp by its authorized signatory and the Shareholders have duly executed this Release at Vancouver, British Columbia, this 28 day of February 1999.

Executed by Artworks International Corp.  )
By its authorized signatory:              )
                                          )
\s\ Stewart Irvine                        )
___________________________________       )
Authorized Signatory                      )

Signed, Sealed, and Delivered by          )
Stewart Irvine in the presence of:        )     \s\ Stewart Irvine
					  )     ____________________
____________________________________	  )
Name                                      )

Signed, Sealed, and Delivered by          )
Robin Hendry in the presence of:          )
                                          )     ____________________
____________________________________      )
Name                                      )


Signed, Sealed, and Delivered by          )
Richard Blank in the presence of:         )     \s\ Richard Blank
                                          )     _____________________
\s\ Stephen Konepid                       )
____________________________________      )
Name                                      )



Signed, Sealed, and Delivered by          )
Raymond Spence in the presence of:        )     \s\ Raymond Spence
                                          )     _____________________
\s\ Doug Sarkissian                       )
____________________________________      )
Name                                      )

Signed, Sealed, and Delivered by          )
Scott Lanoff in the presence of:          )
                                          )     \s\ Scott Lanoff
\s\ Richard Blank                         )     _____________________
____________________________________      )
Name                                      )

                             SCHEDULE D

  to the Artworks Acquisition Agreement dated February 18, 1999


The contracts with Peter Max and Tim Graham have certain royalty and payment provisions that are contingent upon sales as well as performance by provision of certain artworks yet to be received.
 Particulars of these items are in negotiation and may be obtained from management. In addition, the endorsement of the Red Cross carries with it the requirement to make royalty payments and timing of the final implementation of the project has moved past certain earlier milestone dates. Management believes that these factors will not be material with the continuation of the projects as provided for by this agreement.

                            SCHEDULE E

  to the Artworks Acquisition Agreement dated February 18, 1999


Inventory of the latest runs of the Diana posters is at the publishers. While copyright, subject to artists remainder rights, remains with Artworks, the posters will be released upon completion of agreements for consideration.

To:         Artworks International Corp., a Barbados IBC;
From:       Robin Hendry
Re:         Execution, Escrow and Closing of Share Exchange with
            Wcollect.com, Inc. a Florida Corporation;
Date:       February 28, 1999

Attached hereto are the form of share exchange agreement, release and power of attorney transferring shares. These documents are delivered to Douglas Sarkissian on the trust condition that they be released in original form when share certificates evidencing my ownership of shares in Wcollect.com, Inc. have been delivered to Douglas Sarkissian in trust for me.

At the time that the shares in Wcollect.com, Inc, are delivered to Douglas Sarkissian I hereby tender this letter as my resignation as a director and officer of Artworks International Corp.
effective the date of the delivery of the Wcollect.com, Inc. share certificate aforesaid.


Yours truly,


\s\ Robin Hendry

Robin Hendry

               RESOLUTIONS CONSENTED TO IN WRITING
                   BY ALL OF THE DIRECTORS OF
                 Artworks International Corp.
                       (the "Company")

WHEREAS documents evidencing the transfer of shares in the capital of the Company have been provided to the directors for approval of such transfer;

Be it resolved that the transfer of shares in the outstanding capital of the Company as setout below (being all the issued shares of the Company) from the noted shareholders to Wcollect.com, Inc., a Florida company, evidenced by the endorsement of the authorized signatory to the powers of attorney for such transfers attached hereto, be ratified, confirmed and approved effective the date appearing on this resolution.

Transferor	No. Shares	Transferee		No. Shares
Stewart Irvine	525		Wcollect.com, Inc.	1000
Robin Hendry	350
Raymond Spence	50
Richard Blank	45
Scott Lanoff	30

Be it further resolved that the President of the Company is authorized on behalf of the board to take all necessary steps to cause the aforesaid transfers to take place and to cause entries in the registers of the company to be made such that all of such shares are registered in the name of Wcollect.com, Inc.

And in that regard share certificates 5, 6, 7, 8 and 9 be cancelled, and in its place certificate 10 for 1000 common shares be issued in the name of Wcollect.com Inc.

Be it further resolved that upon the aforementioned transfer of shares taking place the resignation of Robin Hendry is hereby accepted as a director of the Company. The resignation of Brian
Hendry as secretary of the Company is also accepted.

Dated at West Vancouver, British Columbia, this 3rd day of March,
1999.

\s\ Stewart Irvine
__________________________
director

\s\ Robin Hendry
__________________________
director


__________________________
director

SIGNED, SEALED AND DELIVERED              )
BY Richard Blank in the presence of:      )
                                          )
\s\ Stephen Konepid                       )
__________________________________        )
Signature                                 )
                                          )
Stephen Konepid                           )     \s\ Richard Blank
__________________________________        )     __________________
Name					  )	Richard Blank
					  )
162 Monitor St.                           )
__________________________________        )
Address					  )
					  )
Brooklyn, NY  11222                       )
__________________________________        )

                                                                  3


SIGNED, SEALED AND DELIVERED              )
BY Raymond Spence in the presence of:     )
                                          )
                                          )
__________________________________        )
Signature                                 )
                                          )
                                          )     \s\ Raymond Spence
__________________________________        )     ___________________
Name					  )	Raymond Spence
					  )
                                          )
__________________________________        )
Address					  )
					  )
                                          )
__________________________________        )



SIGNED, SEALED AND DELIVERED              )
BY Scott Lanoff in the presence of:       )
                                          )
\s\ Rich Blank                            )
__________________________________        )
Signature                                 )
                                          )
Rich Blank                                )     \s\ Scott Lanoff
__________________________________        )     __________________
Name					  )	SCOTT LANOFF
					  )
57 Touchstone Way                         )
__________________________________        )
Address					  )
					  )
Millwood, NY 10546                        )
__________________________________        )